UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2005

American Real Estate Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Bedford Road, Mt. Kisco, NY       10549

(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code: (914) 242-7700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
Exhibit Index
SIGNATURES
SUMMARY DESCRIPTION OF THE ACQUISITIONS
SUMMARY PRO FORMA AND SUMMARY HISTORICAL FINANCIAL DATA

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

     The following information attached as Exhibits 99.1 and 99.2 are furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

Exhibit Index

     99.1       Summary Description of the Acquisitions

     99.2       Summary Pro Forma and Summary Historical Financial Data

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P. (Registrant)

By:	American Property Investors, Inc. General Partner

	By:	/s/ John P. Saldarelli

John P. Saldarelli Vice President, Chief Financial Officer, Secretary and Treasurer

Date: January 25, 2005

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